FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Fifth Amendment") is entered into as of April 1, 2010 between GREENFIELD COMMERCIAL CREDIT, L.L.C., a Michigan limited liability company ("Lender"), and APPLIED LNG TECHNOLOGIES USA, L.L.C. and ARIZONA LNG, L.L.C. , Delaware and Nevada limited liability companies, respectively (“Borrower”).

RECITALS

A.           Lender and Borrower entered into a Loan And Security Agreement on March 1, 2007 and amended the same from time to time (as amended the "Loan Agreement"). All capitalized terms not defined herein shall have the same meanings ascribed to such terms in the Loan Agreement.

B.           Borrower has requested an extension of the Maturity Date, and Lender agrees, subject to the terms and conditions below:

NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

1.           Maturity Date/Prepayment Penalty.          The Loan Agreement and paragraph 2 (D) of its Term Sheet are amended to provide for a Maturity Date of the earlier of demand or April 1, 2011.  Paragraph  2 C of the Loan Agreement is amended to provide for a prepayment penalty of $20,000.00.

2.           Amended and restated note.          Borrower shall execute herewith a Fifth Amended And Restated Revolving Credit Loan Note evidencing the amended Maturity Date.

3.           Amendment/Legal Fees.        Borrower shall pay to Lender in consideration of this Fifth Amendment (i) a loan amendment fee of $20,000.00, and (ii) Lender's legal fees in the amount of $250.00.

4.           Reaffirmation of Loan Agreement/Prepayment.         Except as amended hereby, the Loan Agreement and all documents and instruments executed in connection therewith, and all of the terms of such documents, shall remain in full force and effect.

5.           Counterparts.        This Fifth Amendment may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed and delivered as of the date first hereinabove set forth.

LENDER:	BORROWER:
GREENFIELD COMMERCIAL CREDIT, L.L.C.,	ARIZONA LNG, LLC,
a Michigan limited liability company	a Nevada limited liability company
By: GCC Management, Inc.	By: New Earth LNG, LLC, a Delaware limited liability company
Its: Manager	Its: Sole Member

By: /s/ Edward P. Lewan	By: /s/ Cem Hacioglu
Edward P. Lewan	Cem Hacioglu
Its: Senior Vice President	Its: President and CEO

signatures continued on next page

APPLIED LNG TECHNOLOGIES USA, LLC a Delaware limited liability company
By: New Earth LNG, LLC, a Delaware limited liability company
Its: Sole Member

By: /s/ Cem Hacioglu
Cem Hacioglu
Its: President and CEO

ACKNOWLEDGEMENT OF GUARANTORS

Guarantors Applied Natural Gas Fuels, Inc. and New Earth LNG, LLC, hereby acknowledge the above Fifth Amendment and agree that their guaranties shall continue in full force and effect.

Applied Natural Gas Fuels, Inc.
a Nevada corporation

By: /s/ Cem Hacioglu
Cem Hacioglu
Its: President and CEO

NEW EARTH LNG, LLC
a Delaware limited liability company

By: /s/ Cem Hacioglu
Cem Hacioglu
Its: President and CEO